UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-10373)

Exact name of registrant as specified in charter: TH Lee, Putnam Investment Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service: Francis J. McNamara III, Vice President
_____________________________________________________________Clerk and Chief Legal Officer
_____________________________________________________________One Post Office Square
_____________________________________________________________Boston, Massachusetts 02109

Copy to: John E. Baumgardner, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004-2498

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— October 31, 2007

Annual Report
For the year ended October 31, 2007

TH Lee
Putnam
Capital

TH Lee, Putnam Emerging Opportunities Portfolio

Report from Fund Management

Richard Weed
Raymond Haddad
Frederick Wynn

We are pleased to report that your fund, TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”), delivered solid investment performance during its 2007 fiscal year, which ended October 31, 2007. However, we will abbreviate our commentary on investment results in this report because, near the end of the fiscal year, shareholders approved a plan of liquidation for the fund as put forward by the fund’s Board of Trustees.

For the annual period, the fund returned 28.89% before sales charges and outperformed its benchmark, the Russell 2500 Growth Index. These results were achieved primarily before the portfolio liquidation commenced and reflected the strengths of our security selection. The fund’s strategy was to identify small- and mid-cap aggressive growth companies likely to achieve consistently high rates of sales and earnings growth. During the annual period, growth-style stocks emerged to lead equity markets amid turmoil in credit markets and concerns about an economic slowdown. Historically, investors have turned to growth stocks in such periods because they are relatively well positioned to maintain earnings growth during downturns in the business cycle.

Promptly after shareholders approved the fund’s liquidation plan on October 18, 2007, we began to sell the fund’s readily tradable securities and invest the proceeds temporarily in cash instruments. By the end of the fund’s fiscal year on October 31 we had completed the liquidation of all equity holdings except for two former venture capital investments, CommVault Systems and Restore Medical. The proceeds from this initial liquidation, which amounted to $21.345 per share, were distributed to shareholders in early November. To see a breakdown of the proceeds into long-term capital gains, short-term capital gains, and the liquidation distribution, please turn to page 21 of this report.

The two securities that remain in the portfolio together were valued at approximately $23,992,710 at the end of the fiscal period. We believe that it may require up to 18 months to sell these positions completely, due to our efforts to obtain favorable prices for these securities. As we sell down these positions, the fund is likely to make additional distributions to shareholders.

Thank you for your investment in TH Lee, Putnam Emerging Opportunities Portfolio.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   1

RETURN FOR PERIODS ENDED OCTOBER 31, 2007

			Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio	NAV	POP	Growth Index

1 year	28.89%	23.43%	20.36%

3 years	55.34	48.73	58.31

Annual average	15.81	14.15	16.55

5 years	118.01	108.74	143.23

Annual average	16.87	15.86	19.45

Life of fund (since inception 7/30/01)	72.89	65.55	66.96

Annual average	9.14	8.38	8.55

RETURN FOR PERIODS ENDED SEPTEMBER 30, 2007 (most recent calendar quarter)

			Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio	NAV	POP	Growth Index

1 year	19.83%	14.75%	21.27%

3 years	55.41	48.79	56.33

Annual average	15.83	14.16	16.06

5 years	124.91	115.30	146.99

Annual average	17.60	16.58	19.82

Life of fund (since inception 7/30/01)	67.04	59.94	60.32

Annual average	8.66	7.90	7.95

Past performance does not indicate future results. Performance assumes reinvestment of distributions and does not account for taxes. More recent returns may be less or more than those shown. Investment returns will fluctuate, and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.25% . Sales charges differ with the original purchase amount. The fund is currently closed to new investments. The Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period this fund limited expenses, without which returns would have been lower.

Weightings are shown as a percentage of investments. Holdings will vary over time. The common stock weighting represents positions in CommVault Systems and Restore Medical. As of the end of the period, the fund had entered liquidation but had not yet commenced paying liquidation proceeds to shareholders.

2   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Trustee approval of management contract

General conclusions

The Board of Trustees of your fund oversees the management of the fund and, as required by law, has determined annually whether to approve the continuance of your fund’s management contract with TH Lee, Putnam Capital Management, LLC (the “Manager”). In this regard, the Board of Trustees requests and evaluates all information it deems reasonably necessary under the circumstances. On July 23, 2007, the Board of Trustees met to consider the information provided by the Manager and other information developed with the assistance of the Board’s independent counsel. Upon completion of this review, the Board of Trustees, all of whose members are not “interested persons,” as defined in the Investment Company Act, of your fund or the Manager, approved the continuance of your fund’s management contract, effective July 27, 2007.

The management contract terminated on August 3, 2007, upon the closing of the sale of Putnam Investments (“Putnam”), the parent company of the Manager, to Great-West Lifeco Inc. On that date, your fund entered into a new management contract with the Manager. The new management contract, which had been approved in March 2007 by the Board of Trustees and in May 2007 by fund shareholders, is substantially identical to the previous management contract.

The July 2007 approval of the previous management contract was based on the following conclusions:

• That the fee schedule is, and since the inception of the fund has been, unusual and seeks appropriately to reflect fees charged by Putnam and competitive advisers in respect of the public and private securities portions of the fund’s portfolio, and in particular to reward successful investment decisions through the incentive fee applicable only to the private securities, and

• That the contractual fee schedule, including the base fee and incentive fee components, represents reasonable compensation in light of the nature and quality of the services being provided to the fund and the costs incurred by the Manager in providing such services. (Upon commencement of the liquidation of the fund in October 2007, the Manager began waiving the base fee, but not the incentive fee, payable to it by the fund under the management contract. This waiver, as well as the waivers by the Manager and its affiliates of administrative services and investor services fees, will continue throughout the liquidation period.)

These conclusions were based on a careful consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the contractual fee arrangements for your fund represent the result of several years of review and discussion between the Trustees and the Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   3

Services provided; investment performance

The quality of the investment process provided by the Manager represented a major factor in the Trustees’ evaluation of the quality of services provided by the Manager under the previous management contract. The Trustees concluded that the Manager generally provides a high-quality investment process but also recognize that this does not guarantee favorable investment results for the fund in every time period. The Trustees evaluated the experience and skills of the individuals assigned to the management of your fund’s public equity and private equity investments and the resources made available to such personnel. Recognizing that expertise of portfolio management personnel, particularly for private equity investments, is highly prized among competitive investment advisers, the Trustees have noted favorably the Manager’s commitment to retaining highly qualified personnel, notwithstanding the relatively small size of the fund and the determination in early 2005 to suspend sales of fund shares.

The Trustees considered the investment performance of your fund over the 1-year, 5-year, and since-inception periods ended June 30, 2007, and considered information comparing the fund’s performance with its benchmark index and with the performance of competitive funds. They also reviewed analysis provided by the Manager regarding the performance of your fund’s private equity investments. Recognizing that the incentive fee component of the fund’s management fee is tied to the performance of these investments, the Trustees noted the amounts your fund had accrued as incentive fees payable to the Manager under the previous management contract as a result of appreciation in the value of these investments. They also noted that the Manager had not actually received any incentive fees from the fund to date. The Trustees also reviewed an analysis from the Manager of the costs of the services provided and profits realized by the Manager from the relationship with the fund in 2006.

Competitiveness

The Trustees reviewed comparative fee and expense information for other closed-end funds investing both in public and private equities, and noted that your fund’s management fees were generally lower than those of these funds. The Trustees noted, in addition, that the Manager had agreed to continue to reimburse the fund to the extent that total fund expenses (exclusive of incentive fees payable under the management contract) exceed 1.85% of average annual assets. (This expense limitation arrangement expired upon the commencement of the liquidation of the fund. As noted above, the Manager is waiving the base fees payable to it by the fund under the new management contract.)

The Trustees noted that your fund is the only client of the Manager, and that your fund is unique among all registered investment companies managed by affiliates of the Manager with respect to its investment objective and fee structure. The Trustees also noted generally that in providing services to the fund under the management contract, the Manager is able to a large degree to utilize the resources of Putnam Investments, and that the fund would probably not be able to obtain these services for the same or lower costs if the Manager were not able to leverage its association with a large mutual fund manager.

4   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

The Trustees have been satisfied that the fund’s fee structure appropriately mediates the fees charged by Putnam Investments and competitors on portfolios of publicly traded securities and those (including both asset-based fees and incentive fees) charged by managers of private securities. Accordingly, the Trustees did not attribute great weight to a comparative review of fees paid by other funds and institutional accounts whose assets are managed by the Manager’s affiliates.

Economies of scale

The Trustees noted that the fund’s fee structure does not have breakpoints (which lower the net effective fee rate as assets grow), that the Manager is compensated under the incentive fee only if the performance of the fund’s private assets is successful, and that, since inception, the fund’s expenses have been limited by the Manager. The Trustees also noted that the fund’s assets as of June 30, 2007, were approximately $66 million and that, because your fund was not open to new investments, regular quarterly repurchases of five percent of the fund’s shares had diminished the fund’s assets (to the extent they had not been offset by appreciation of the fund’s portfolio holdings).

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that the Manager may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. This area has been marked by significant change in recent years. The Trustees noted that that Putnam allocates only a relatively modest amount of client brokerage commissions to purchase third-party research services.

The Trustees’ annual review of the previous management contract also included the review of the fund’s administrative services contract with the Manager and its distributor’s contract with Putnam Retail Management Limited Partnership (“PRM”) and a report from the Manager on the investor servicing agreement between the fund and Putnam Fiduciary Trust Company (“PFTC”). PRM and PFTC are affiliates of the Manager. These agreements, other than the investor servicing agreement, terminated on August 3, 2007, and were immediately replaced by substantially identical agreements. (While PRM would benefit from the fund’s distributor’s contract at times when the fund is open to new investments, it will no longer do so, as the fund is being liquidated.)

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   5

Report of independent registered
public accounting firm

To the Trustees of the TH Lee, Putnam Investment Trust and
Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”) at October 31, 2007, and the results of its operations, the changes in its net assets, cash flow, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2007, by correspondence with the custodian, provide a reasonable basis for our opinion.

See note 1 to the financial statements regarding the fund’s termination, the ongoing process of liquidation, and the fund’s change in its basis of accounting from the going concern basis to the liquidation basis of accounting.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2007

6   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

The fund’s portfolio

October 31, 2007

Common stocks (36.8%)*
	SHARES	VALUE

Health Care (2.0%)

Restore Medical, Inc.† §	862,069	$ 1,284,483
Technology (34.8%)

Commvault Systems, Inc., †	1,116,432	22,708,227

Total common stocks (cost $9,949,290)		$ 23,992,710

Short-term Investments (71.0%)* (cost $46,317,272)
	SHARES	VALUE

Putnam Prime Money Market Fund (e)	46,317,272	$ 46,317,272

Total investments (cost $56,266,562)		$70,309,982

* Percentages indicated are based on net assets of $65,232,475.
† Non-income-producing security.
§ Affiliated Companies (Note 4).
(e) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.
The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   7

Statement of assets and liabilities
(liquidation basis)

October 31, 2007

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $6,939,621)	$ 22,708,227

Affiliated issuers (identified cost $49,326,941) (Notes 4 and 6)	47,601,755

Dividends and interest receivable	63,139

Receivable for securities sold	236,916

Total assets	70,610,037

Liabilities

Payable for shareholder servicing fee (Note 2)	40,248

Payable for compensation of Manager (Notes 2 and 6)	136,467

Payable for Trustee compensation and expenses (Note 2)	123,750

Payable for incentive fee (Note 2)	4,562,710

Payable for investor servicing (Note 2)	56,775

Payable for custodian fees (Note 2)	23,318

Payable for administrative services (Note 2)	8,353

Other accrued expenses	425,941

Total liabilities	5,377,562

Net assets	$65,232,475

Represented by

Paid-in capital (10,000,000 unlimited shares authorized) (Note 1)	$ 36,754,905

Accumulated net investment loss (Note 1)	(429,000)

Accumulated net realized gain on investments (Note 1)	14,863,150

Net unrealized appreciation of investments	14,043,420

Total — Representing net assets applicable to capital shares outstanding	$65,232,475

Computation of net asset value

Net asset value and redemption price per common share
($65,232,475 divided by 1,937,532 shares)	$33.67

Offering price per common share (100/$95.75 of $33.67)*	$35.16

* On single retail shares of less than $500,000. On sales of $500,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

8   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Statement of operations
(liquidation basis)

Year ended October 31, 2007

Investment income:

Dividends (net of foreign tax of $388)	$ 906,124

Interest (including interest income of $61,602 from investments
in affiliated issuers) (Note 6)	304,970

Total investment income	1,211,094

Expenses:

Compensation of Manager (Note 2)	748,138

Incentive fee (Note 2)	2,881,754

Investor servicing fees (Note 2)	80,827

Custodian fees (Note 2)	40,281

Trustee compensation and expenses (Note 2)	199,478

Administrative services (Note 2)	62,725

Shareholder servicing fees (Note 2)	132,179

Legal fees (Note 2)	323,169

Other (Note 2)	194,916

Fees waived and reimbursed by Manager (Notes 2)	(81,754)

Total expenses	4,581,713

Expense reduction (Note 2)	(5,441)

Net expenses	4,576,272

Net investment loss	(3,365,178)

Net realized gain on investments (Notes 1 and 3)	17,963,512

Net realized loss on written options (Notes 1 and 3)	(1,715)

Net unrealized appreciation of investments during the year	1,615,180

Net gain on investments	19,576,977

Net increase in net assets resulting from operations	$ 16,211,799

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007 9

Statement of changes in net assets

	Year ended	Year ended
	October 31	October 31
	2007	2006

	(liquidation basis)

Increase (decrease) in net assets

Operations:

Net investment loss	$ (3,365,178)	$ (1,517,160)

Net realized gain on investments	17,961,797	5,472,533

Net unrealized appreciation of investments	1,615,180	4,099,745

Net increase in net assets resulting from operations	16,211,799	8,055,118

Distributions to shareholders: (Note 1)

From ordinary income

Net realized short-term gain on investments	(653,931)	(2,882,477)

Net realized long-term gain on investments	(3,216,230)	(4,811,953)

Capital share transactions:

Reinvestments in connection with distributions	3,449,045	6,992,072

Cost of shares repurchased (Note 5)	(13,107,098)	(12,663,978)

Decrease from capital share transactions	(9,658,053)	(5,671,906)

Total increase (decrease) in net assets	2,683,585	(5,311,218)

Net assets

Beginning of year	62,548,890	67,860,108

End of year	$65,232,475	$62,548,890

Number of fund shares

Shares outstanding at beginning of year	2,248,878	2,438,393

Shares reinvested	123,049	276,125

Shares repurchased (Note 5)	(434,395)	(465,640)

Shares outstanding at end of year	1,937,532	2,248,878

The accompanying notes are an integral part of these financial statements.

10   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Statement of cash flows
(liquidation basis)

For the year ended October 31, 2007

Decrease in cash

Cash flows from operating activities:

Net increase in net assets from operations	$16,211,799

Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:

Purchase of investment securities	(64,101,061)

Proceeds from disposition of investment securities	120,907,308

Purchase of short-term investment securities, net	(43,318,272)

Increase in dividends and interest receivable	(58,758)

Increase in payable for shareholder servicing fees	28,752

Increase in payable for compensation of Manager	35,753

Increase in payable for Trustee compensation and expenses	123,750

Increase in incentive fee accrual	2,881,754

Increase in payable for investor servicing fees	52,866

Increase in payable for custodian fees	8,180

Net decrease in premiums received on written options	(23,775)

Increase in payable for administration services	3,254

Increase in other accrued expenses	351,129

Net realized gain on investments	(17,963,512)

Net unrealized appreciation on investments during the period	(1,615,180)

Net cash provided by operating and investing activities	13,523,987

Cash flows from financing activities:

Payment of shares redeemed	(13,107,098)

Cash distribution to shareholders paid	(421,116)

Net cash used in financing activities	(13,528,214)

Net decrease in cash	(4,227)

Cash balance, beginning of year	4,227

Cash balance, end of year	$—

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   11

Financial highlights

(For a common share outstanding throughout the period)

Per-share			Year ended
operating performance	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

	(liquidation basis)

Net asset value,
beginning of period	$27.81	$27.83	$26.54	$25.32	$18.91

Investment operations:

Net investment loss (a,b)	(1.61)	(.63)	(.34)(e)	(.59)	(.45)

Net realized and unrealized
gain on investments	9.28	3.89	2.13	1.81	6.86

Total from investment operations	7.67	3.26	1.79	1.22	6.41

Less distributions:

From net realized gain
on investments	(1.81)	(3.28)	(.50)	—	—

Total distributions	(1.81)	(3.28)	(.50)	—	—

Net asset value,
end of period	$33.67	$27.81	$27.83	$26.54	$25.32

Total return at net asset value
after incentive fee (%)(c)	28.89	12.86	6.78	4.82	33.90

Total return at net asset value
before incentive fee (%)(c)	33.94	14.13	7.07	5.53	34.43

Ratios and supplemental data

Net assets, end of period
(in thousands)	$65,232	$62,549	$67,860	$77,542	$90,020

Ratio of expenses to average net
assets after incentive fee (%)(b,d)	7.09(f)	2.93	2.00	2.49	2.30

Ratio of expenses to average net
assets before incentive fee (%)(b,d)	2.63(f)	1.85	1.85	1.85	1.85

Ratio of net investment loss to average
net assets after incentive fee (%)(b)	(5.21)(f)	(2.31)	(1.23)(e)	(2.30)	(2.17)

Portfolio turnover rate (%)	105.86	57.01	103.14	100.29	93.90

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the periods ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 reflect a reduction of 0.13%, 0.23%, 0.19%, 0.15% and 0.10%, respectively, based on average net assets.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets.

(f) Reflects expenses associated with the liquidation of the fund which commenced during the period, which resulted in expenses of the fund for the period ended October 31, 2007 being increased by $547,206 or 0.84% based on average net assets.

The accompanying notes are an integral part of these financial statements.

12   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Notes to financial statements
October 31, 2007

Note 1 Significant accounting policies

TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”), is a series of TH Lee, Putnam Investment Trust (the “trust”), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. On October 18, 2007 the Trustees, with approval by shareholders, approved a plan of complete liquidation and dissolution of the fund. As a result, the fund has begun liquidating portfolio assets and made an initial distribution of liquidation proceeds to fund shareholders (see Note 9). Liquidation of the fund’s two remaining venture capital investments is expected to occur over several months and additional distributions are likely as these liquidations occur. Prior to entering into liquidation, the objective of the fund was to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments.

In connection with the liquidation, the fund has adopted the liquidation basis of accounting, which, among other things, requires the fund to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the fund to the extent that they are reasonably determinable.

On October 18, 2007, the fund recorded a liability for $547,206, the components of which are included on the statement of operations, reflecting estimated liquidation expenses, excluding expenses related to the incentive fee, for the period October 18, 2007 through the completion of the fund’s liquidation. Actual expenses incurred by the fund during the liquidation period could exceed this estimate and could exceed income recognized by the fund during the period.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported—as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the “Manager”),

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   13

which is 80% owned by Putnam Capital, LLC, which in turn is owned by Putnam Investment Holdings, LLC, an indirect subsidiary of Putnam, and 20% owned by TH Lee, Putnam Capital L.P., a subsidiary of Thomas H. Lee Partners L.P. will monitor each fair valued security on a daily basis and will adjust its value, as necessary, based on such factors as the financial and/or operating results, the general developments in the issuer’s business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Restricted securities of the same class as publicly traded securities will be valued at a discount from the public market price reflecting the nature and extent of the restriction. The discount applied to securities subject to resale restrictions with known expirations will be reduced according to a specified timetable as the applicable expiration approaches.

Fair value prices may differ materially from the value that would be realized if the fair-valued securities were sold. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value.

B) Security transactions and related investment income

Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Repurchase agreements

The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Futures and options contracts

During the period the fund was permitted to use futures and options contracts to hedge against changes in the values of securities the fund owned or expected to purchase, or for other investment purposes. The fund also was permitted to write options on swaps or securities it owns or in which it may invest to increase its current returns. At the end of the period, the fund held no outstanding futures or written options contracts.

14   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of non-taxable dividends, net operating loss and non-deductible liquidation expenses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2007, the fund reclassified $2,936,178 to decrease accumulated net investment loss, with a decrease to accumulated net realized gains of $2,936,178.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   15

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2007 were as follows:

Unrealized appreciation	$15,768,608
Unrealized depreciation	(1,725,188)
————————
Net unrealized appreciation	14,043,420
Undistributed short-term gain	586,225
Undistributed long-term gain	14,276,927
Cost for federal income tax purposes	$56,266,562

G) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

H) Statement of cash flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund’s Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2007.

Note 2 Management fee, administrative services and other transactions

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, under the contract the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly. Effective October 18, 2007, in connection with the commencement of the fund’s liquidation, the fund will no longer accrue the base management fee under the Management Contract.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on investments that were originally purchased by the fund in private equity transactions. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, a fee to the Manager equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund’s operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lockup period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does

16 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable, although the fund will continue to accrue a liability with respect to additional unrealized gains for such security. At October 31 2007, incentive fees totaling $4,562,710 have been accrued based on the aggregate incentive fee base, of which $2,881,754 was accrued for the year ended October 31, 2007. The fund will make an incentive fee payment to the Manager in the amount of $4,562,710 on or about December 31, 2007.

For periods prior to October 18, 2007, the Manager agreed to limit its compensation (and, to the extent necessary, bear other expenses) to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses, including liquidation expenses) would exceed an annual rate of 1.85% of its average daily net assets. Effective October 18, 2007, in connection with the commencement of the fund’s liquidation, this agreement expired.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Investment Management, LLC (“Putnam Management”), its parent companies and affiliates, including the Manager, to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, under the contract the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly. Effective October 18, 2007, in connection with the commencement of the fund’s liquidation, the fund will no longer accrue fees under the Administrative Services Contract.

Custodial functions for the fund’s assets were provided by PFTC and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts. During the year ended October 31, 2007, the fund incurred $92,096 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2007, the fund’s expenses were reduced by $5,441 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   17

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers. Effective October 18, 2007, as a result of the approved liquidation, the fund will no longer accrue shareholder servicing fees.

For the year ended October 31, 2007, Putnam Retail Management, an affiliate of the Manager, acting as underwriter, received no net commissions from the sale of common shares.

Note 3 Purchases and sales of securities

During the year ended October 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $63,877,873 and $121,078,979, respectively.
There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	12,800	$23,775

Options opened	46,702	38,757
Options exercised	(5,663)	(4,238)
Options expired	(46,739)	(51,251)
Options closed	(7,100)	(7,043)

Written options outstanding
at end of year	—	—

Note 4 Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

18   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Name of Affiliate	Purchase cost	Sales cost	Dividend Income

Refractec	$ —	$ —	$ —	$ —
Refractec 8% cv
bridge note	450,000	—	—	—
Restore Medical	—	—	—	$1,284,483

During the period, Refractec was sold to its creditors. Equity investors in Refractec and holders of Refractec’s 8% cv. bridge notes, such as the fund, received no proceeds from the disposition. Accordingly, the fund’s positions in Refractec were eliminated from the fund’s portfolio.

Market value amounts are shown for issues that are affiliated at period end.

Note 5 Share repurchase

Prior to the approval by shareholders of the plan of liquidation, the fund had a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchases were made in February, May, August and November of each year. Repurchase offers were made for 5% of the fund’s shares in any quarter . If the number of shares tendered for repurchase exceeded the offering limit, or if the Manager in its discretion elected to limit repurchases to 5% of the fund’s shares, the fund repurchased shares on a pro-rata basis, and tendering shareholders did not have all of their tendered shares repurchased by the fund. During the year ended October 31, 2007, the fund repurchased 434,395 shares valued at $13,107,098. On October 18, 2007, in connection with their approval of the plan of liquidation, shareholders voted to eliminate the quarterly repurchase policy.

On November 10, 2006, the fund received actual redemption requests totaling $6,231,980 or 9.6% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 52.31% of the shares the shareholder requested be repurchased.

On February 9, 2007, the fund received actual redemption requests totaling $7,872,558 or 11.97% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 41.76% of the shares the shareholder requested be repurchased.

On May 11, 2007, the fund received actual redemption requests totaling $10,618,734 or 15.7% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 31.83% of the shares the shareholder requested be repurchased.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007  19

On August 10, 2007, the fund received actual redemption requests totaling $9,018,766 or 14.0% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 35.41% of the shares the shareholder requested be repurchased.

	Shares
Date	Repurchased	Amount

November 2006	111,848	$3,242,478
February 2007	113,214	3,291,132
May 2007	107,368	3,379,943
August 2007	101,965	3,193,545

At October 31, 2007, the Manager owned 256,746 shares of the fund (13.3% of shares outstanding) valued at $8,644,638.

Note 6 Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund to Putnam Management with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2007, management fees paid were reduced by $450 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $61,602 for the year ended October 31, 2007. During the year ended October 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $46,371,810 and $54,538, respectively.

Note 7 Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

20   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Note 8 New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 9 Subsequent events

On November 2, 2007, the Manager announced an initial distribution of the liquidation proceeds from the fund.

		Record	Payment
Distributions	Ex Date	Date	Date

$0.553 per share short-term capital gain
$7.370 per share long-term capital gain
$13.422 per share cash liquidating distribution

$21.345 per share total	11/2/2007	11/2/2007	11/7/2007

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   21

Federal tax information

(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $14,277,011 as long-term capital gain, for its taxable year ended October 31, 2007.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2007, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

22   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Shareholder meeting results
(Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and TH Lee, Putnam Capital
Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

1,074,590	24,662	14,429

October 18, 2007 meeting

A proposal to liquidate and dissolve the fund pursuant to a plan of complete liquidation and dissolution was approved as follows:

Votes for	Votes against	Abstentions

1,156,766	42,684	9,211

A proposal to eliminate the fund’s fundamental policy of making quarterly repurchase offers for its shares was approved as follows:

Votes for	Votes against	Abstentions

1,147,714	48,738	12,210

All tabulations are rounded to the nearest whole number.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   23

Trustees and officers

A listing of the trustees of TH Lee, Putnam Investments Trust (the “Trust”) and the officers of the Fund and their business experience for the past five years follows. An asterisk(*) indicates trustees who are interested persons of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each trustee and officer is one Post Office Square, Boston, Massachusetts 02109.

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

John A. Hill	Chairman and Trustee	Born 1942	Chairman and Trustee, Putnam
Funds (102 funds as of October 31,
2007), Vice-Chairman, First
Reserve Corporation (a private
equity buyout firm that specializes
in energy investments in the diver-
sified world-wide energy industry).
Director of Devon Energy
Corporation and Trustee of Sarah
Lawrence College. Formerly a
Director of Continuum Health
Partners of New York.
Joseph L. Bower	Trustee	Born 1938	Baker Foundation Professor of
Business Administration, Harvard
Business School, and Chair of
The Corporate Leader Program.
Director, Anika Therapeutics, Inc.,
Brown Shoe, Inc., Loews
Corporation, New America High
Income Fund and Sonesta
International Hotels Corporation.
Trustee of the New England
Conservatory of Music and of the
DeCordova Museum and Sculpture
Park. Prior to 2005, Director, ML-
Lee/Acquisition Funds.

24   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Trustees and officers

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

Stephen B. Kay	Trustee	Born 1934	Senior Director of Goldman, Sachs
& Co. Trustee, Chairman of the
Investment Committee and Member
of the Executive & Finance
Committees of the Board of the
Dana-Farber Cancer Institute.
Director of Beth Israel Deaconess
Hospital. Member of the Dean’s
Advisory Council, Harvard School of
Public Health. Member of the Board
of Overseers of Harvard University
from 1994-1999. Former Chair of
the Board of Trustees and Member
of the Investment Committee,
Brandeis University.
Linwood E. Bradford	President and	Born 1967	Senior Managing Director,
	Principal Executive		Putnam Investments
Officer
Steven D. Krichmar	Vice President and	Born 1958	Senior Managing Director,
	Principal Financial		Putnam Investments
Officer
Janet Smith	Vice President,	Born 1965	Managing Director,
	Assistant Treasurer,		Putnam Investments
and Principal
Accounting Officer
Susan Malloy	Vice President and	Born 1957	Managing Director,
	Assistant Treasurer		Putnam Investments

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   25

Trustees and officers

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

James F. Clark	Vice President and	Born 1974	Vice President, Putnam
	Assistant Clerk		Investments. Prior to 2003,
Associate, Ropes & Gray LLP.
Amrit Kanwal	Vice President	Born 1965	Senior Managing Director,
	and Treasurer		Putnam Investments
Karen R. Kay	Vice President and	Born 1951	Managing Director,
	Assistant Clerk		Putnam Investments
James P. Pappas	Vice President	Born 1953	Managing Director, Putnam
Investments. During 2002,
Chief Operating Officer, Atalanta
Sosnoff Management Corporation.
Robert R. Leveille	Vice President, Chief	Born 1969	Managing Director, Putnam
	Compliance Officer,		Investments. From October 2002 to
	and Assistant Clerk		June 2004, Member, Bell, Boyd &
Lloyd, L.L.C. From January 2001 to
September 2002, Vice President,
Liberty Funds Group.
Francis J. McNamara, III	Vice President,	Born 1955	Senior Managing Director, Putnam
	Chief Legal Officer,		Investments. Prior to 2004, General
	and Clerk		Counsel of State Street Research &
Management Company

26   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

PROXY VOTING

TH Lee, Putnam Capital is committed to managing its mutual funds in the best interests of shareholders. The fund’s proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the fund’s proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

FUND PORTFOLIO HOLDINGS

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007   27

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28   TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2007

Fund information

Not FDIC Insured

May Lose Value

No Bank Guarantee

INVESTMENT MANAGER	Steven D. Krichmar
Vice President and Principal Financial Officer
TH Lee, Putnam Capital Management, LLC
One Post Office Square	Janet Smith
Boston, MA 02109	Vice President, Assistant Treasurer, and
Principal Accounting Officer
MARKETING SERVICES
Susan Malloy
Putnam Retail Management, L.P.	Vice President and Assistant Treasurer
One Post Office Square
Boston, MA 02109	James F. Clark
Vice President and Assistant Clerk
CUSTODIAN
Amrit Kanwal
State Street Bank and Trust Company	Vice President and Treasurer

LEGAL COUNSEL	Karen R. Kay
Vice President and Assistant Clerk
Sullivan & Cromwell LLP
James P. Pappas
INDEPENDENT REGISTERED PUBLIC	Vice President
ACCOUNTING FIRM
Robert R. Leveille
PricewaterhouseCoopers LLP	Vice President, Chief Compliance Officer,
and Assistant Clerk
TRUSTEES
Francis J. McNamara, III
John A. Hill	Vice President, Chief Legal Officer, and Clerk
Chairman

Joseph L. Bower
Stephen B. Kay

OFFICERS

Linwood E. Bradford
President and Principal Executive Officer

TH Lee Putnam Capital

One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

TH600 248367 12/07

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of TH Lee, Putnam Capital Management, LLC ("THLPCM") or its affiliate, Putnam Investment Management, LLC. As such, they are subject to a comprehensive Code of Ethics adopted and administered by THLPCM which is designed to protect the interests of the firm and its clients. In particular, the Code of Ethics of THLPCM provides that all officers of THLPCM are subject to the restrictions, limitations and reporting provisions of the Code of Ethics of Putnam Investments. In addition, the Fund has adopted a Code of Ethics which incorporates the Code of Ethics of THLPCM with respect to all of its officers and Trustees who are also officers, directors or employees of THLPCM or any of its affiliates. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC (which is incorporated into the Code of Ethics of THLPCM) was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of THLPCM and Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Putnam Investment Management, LLC Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Fund's Audit Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that Mr. Hill qualifies as an "audit committee financial expert" (as such term has been defined in the Regulations). The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal	Audit	Audit-Related	Tax	All Other
year ended	Fees	Fees	Fees	Fees

October 31, 2007	$ 47,200	$--	$ 9,800	$--
October 31, 2006	$ 47,800	$--	$ 4,200	$--

For the fiscal years ended October 31, 2007 and October 31, 2006, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $115,007 and $227,912 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit Committee. The Audit Committee of the fund has determined that, as a matter of policy, all work performed for the fund by the fund’s independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit Committee believes that it may be appropriate for TH Lee, Putnam Capital Management, LLC (“TH Lee, Putnam Capital”) and certain of its affiliates to engage the services of the fund’s independent auditors, but only after prior approval by the Committee. Any such requests are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The Committee has had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the fund, TH Lee Putnam Capital and any entity controlling, controlled by or under common control with TH Lee, Putnam Capital that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year	Audit-Related	Tax	All Other	Total
ended	Fees	Fees	Fees	Non-Audit Fees

October 31, 2007	$--	$28,129	$--	$--
October 31, 2006	$--	$95,192	$--	$--

Item 5. Audit Committee

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Stephen B. Kay (Chairperson)
John A. Hill
Joseph L. Bower

(b) Not applicable

Item 6. Schedule of Investments:

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

The Fund has adopted the Proxy Voting Procedures and Proxy Voting Guidelines of Putnam Investments (an affiliate of THLPCM) for purposes of exercising its rights with respect to voting securities owned by the Fund.

September 25, 2007

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition the policies include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C., as well as Canadian funds managed by Putnam Investments, Inc. and sub-advised by The Putnam Advisory Company, LLC. In addition, this memorandum sets forth Putnam’s procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam’s investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The heads of the

Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2 considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee’s review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7. prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1. Putnam will not vote when the security is no longer held.

2. Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3. Putnam does not have voting authority and therefore does not cast votes for meetings of client cash investment vehicles.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). For referrals involving the Putnam mutual funds, the Proxy Manager will fill out the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit C and D) and deliver it to Putnam Fund Administration. For referrals not involving Putnam mutual funds, the Proxy Manager will prepare a quarterly report for the Chief Compliance Officer.

5. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

These proxy voting policies are intended to be decision making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢ Putnam will withhold votes for the entire board of directors if:

* The board does not have a majority of independent directors,

* The board does not have nominating, audit and compensation committees composed solely of independent directors,

 *  The board has more than 19 members or fewer than five members, absent special circumstances.

  *  The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

  *  The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

➢ Putnam will withhold votes for any nominee for director who has received compensation from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

➢ Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢ Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

➢ Putnam will withhold votes for any nominee for director who serves on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Classified Boards

➢ Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Contested Elections of Directors

➢ Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢ Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢ Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

➢ Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

➢ Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢ Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢ Putnam will withhold votes for members of a Board of Directors which has approved compensation arrangements Putnam’s portfolio teams have determined are grossly unreasonable at the next election at which such director is up for reelection. This list will normally be determined in an annual review of the issue in Putnam’s investment division.

➢ Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢ Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

➢ Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

➢ Putnam will vote for proposals to affect stock splits (excluding reverse stock splits.)

➢ Putnam will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

➢ Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

➢ Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

➢ Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

➢ Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation.

➢ Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

➢ Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns one of the issues listed below, in which case the vote is on a case-by-case basis.

US Capital Issues

1. Merger Acquisition/Acquisition

2. Approve Recapitalization

3. Approve restructuring

4 Approve bankruptcy restructuring

5. Approve liquidation

6 Approve leveraged buyout

7. Approve Spin-off

Non-US

1. Amend Articles regarding issuance of capital

2. Amend articles - treasury shares

3. Authorize creation of preferred stock

4. Approve Issuance of preferred stock

II. Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢ Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢ Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

➢ Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

➢ Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

➢ Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

➢ Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

➢ Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

➢ Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior managements and a list of all public company clients where the Company’s executives serves as a director.)

➢ Putnam will vote for shareholder proposals that require payment of management severance agreements to be triggered only when both of the following conditions exist:

1. the Company undergoes a change of control and,

2. this change results in a loss of employment for the effected employee.

Conversely, Putnam is against payment of change in control severance if management will be compensated by the resulting organization. Such compensation may be grounds for nomination to Putnam's excessive compensation policy procedure.

III. Voting Shares of Non-US Issuers

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

➢ Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢ Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

➢ Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢ Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

➢ Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

➢ Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Japan

A. Matters Relating to the Board of Directors

For companies that have established a U.S.-style corporate structure, Putnam will withhold votes for the entire board of directors if:

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

Putnam will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Putnam may generally vote against the entire board of directors where the company has not put an “advance warning-type” poison pill to shareholder vote. However, these elections will be evaluated on a company specific basis, taking into consideration such factors as details of the rights plan, management’s track record and the company’s overall performance.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

B. Article Amendments

➢ Putnam will vote for article amendments seeking to adopt U.S.-Style “Board with Committees” Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

➢ Putnam will vote against amendments to lower the quorum requirement. However, where the Putnam portfolio teams believe a company takes concrete steps to improve shareholder participation – such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet – or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam may vote for lowering the quorum requirement.

➢ Putnam will vote for amendments to reduce director’s term in office because Putnam supports annual elections for directors.

➢ Putnam will vote for amendments to extend internal auditors’ term in office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

➢ Putnam will vote for requests to expand the board although this guideline may be overridden if the portfolio team concludes the expansion is clearly disproportionate to the growth in the scale of the business.

➢ Putnam will vote for amendments to introduce independent auditor provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

➢ Putnam will vote on a case-by-case basis on amendments to expand business lines.

➢ Putnam will vote for amendments that seek to clarify director authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

➢ Putnam will vote for amendments seeking to cancel year-end book closure. As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be reregistered electronically in a matter of minutes.

➢ Putnam will vote for amendments seeking to introduce JASDEC provisions. This allows the company to participate in Japan’s automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

➢ Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

C. Compensation Related Matters

➢ Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

➢ Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

➢ Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

D. Other Business Matters

➢ Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

➢ Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

➢ Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

➢ Putnam will vote against proposals that authorize the board to vary the AGM record date.

➢ Putnam will vote for proposals to abolish the retirement bonus system

➢ Putnam will vote for board-approved director/officer indemnification proposals

➢ Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢ Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (poison pills)

➢ Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

➢ Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

➢ Putnam will vote for proposals to prohibit odd-lot holders from filing shareholder lawsuits.

➢ Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

➢ Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding. (general request) However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

Korea

Putnam will withhold votes for the entire board of directors if:

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

Putnam will withhold votes for the entire board of directors if:

* the board does not have at least a majority of independent non-executive directors (in the case of smaller companies as defined by the UK’s Combined Code on Corporate     Governance, boards should include at least two independent NEDs),

* the board has not established a nomination committee composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, as defined by the UK’s Combined Code on Corporate Governance, two directors) and (2) solely of independent non-executive directors.

Putnam will withhold votes for any nominee for director who has received compensation from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary:

Application of guidelines: Although the UK’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Putnam will vote against the entire slate of director nominees, if the slate is bundled as one proposal, if Putnam would otherwise be withholding from any one director nominee.

Putnam will vote against the directors in instances where the company has not disclosed the number of outside boards that directors sit on.

Hong Kong

Proposal: Request for authority to issue shares without preemptive rights up to 20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

France, Germany

Employee representatives on boards

Disclosure is improving in certain countries, namely France and Germany, resulting in the ability to classify directors. As a result of this increased disclosure, a new designation of director called Employee Representative, has arisen.

In France, Employee Representatives are employed by the company and represent rank and file employees. These nominees are always elected by company shareholders. These nominees are counted separately from the total board members. (Example: the company would have 18 board members plus three employee representatives.)

In Germany, Employee Representatives may be employed by the company or may be union representatives for employees. Due to statutory requirements, German companies are required to have a certain number of labor representatives on their board. In enterprises having more than 500 or 2,000 employees, the law specifies that one-third or one-half, respectively, of the Supervisory Board must comprise Employee Representatives. Shareholders do not have the right to elect these representatives; they are elected by the employees.

Putnam will consider these Employee Representatives as "insiders." However, where a company's board is required by law to comprise one-half employee representatives, Putnam will not apply its majority independence requirement. For all thresholds lower than one-half, Putnam's standard policy will apply".

Exhibit B to Proxy Procedures

Proxy Vote Referral Request: Company XYZ, Vote Due X/X/XX

Proxy Recommendation

Company Name: XYZ Inc.

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy :_________. No response will indicate that there have been none.

Meeting Date:

Vote Recommendation Due Date:

* Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

* Please provide vote rationale when you believe additional information is necessary to explain your vote.

Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. [Description of item]
Rationale: ___________

Proxy Service Analysis:

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM

1. Company name: ____________________________________________

2. Date of Meeting:  ___________________________________________

3. Referral Item(s):  ____________________________________________

4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:_______________________________
_____________________________________________________________

5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name: Victoria R. Card
Title: Vice President, Manager, Proxy Voting

Exhibit D to Proxy Procedures

PUTNAM INVESTMENTS
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM

7. Company name: _____________________________

8. Date of Meeting:  _______________________

9. Referral Item(s): ___________________________________

10. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:_None_________________

11. Describe procedures used to address any conflict of interest: N/A_________

12. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

None________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

________________________________________
Name:	Victoria R. Card
Title:	Vice President, Manager, Proxy Voting

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. The individuals identified in the shareholder report included in Item 1 of this report manage the fund’s investments. Richard Weed and Raymond Haddad, who are members of the Manager’s Small and Emerging Growth Team, coordinate team efforts related to the fund’s public equity investments and, together with Frederick Wynn, who manages the fund’s private equity investments, are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to Mr. Weed and Mr. Haddad, the Small and Emerging Growth Team includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio
Leader	Joined
			Positions Over Past Five
	Fund	Employer	Years

Richard Weed	2004	Putnam	Senior Portfolio Manager.
		Management

		2000 -
		Present

Frederick M
Wynn, Jr.	2001	Putnam	Portfolio Manager.
		Management

		2000 -
		Present

Portfolio
Members	Joined
			Positions Over Past Five
	Fund	Employer	Years

Raymond
Haddad	2004	Putnam	Portfolio Manager.
		Management	Previously, Analyst.

		2000 -
		Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and single-
Portfolio	Other SEC-registered open-		Other accounts that pool		sponsor defined contribution
Leader or	end and closed-end funds		assets from more than one		plan offerings)
Member			client

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Rick Weed	10	$4,331,900,000	9	$189,200,000	4	$5,000,000

Rick Wynn	3	$12,100,000	-	-	1	$100,000

Ray Haddad	6	$5,464,300,000	3	$136,600,000	1	$100,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which the Manager believes are faced by investment professionals at most major financial firms. As described below, the fund and the Manager have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. These compliance policies and procedures are generally identical to those applicable to the Putnam Funds, which are managed by Putnam Investment Management, LLC (“Putnam Management”), an affiliate of the Manager. References hereinafter to “Putnam” shall be deemed to apply to Putnam Management and the Manager as appropriate. Investment professionals employed by the Manager may also manage accounts on behalf of Putnam Management or other affiliates.

The portfolio manager of the fund’s private equity investments is subject to limitations set forth in an employment contract, which largely limit his ability to engage in activities that would divert his attention from the fund’s investments without the consent of Putnam and/or the trustees of the fund. Although he is subject to the discussion of other conflicts below, these conflicts and the policies are more relevant to the activities of the portfolio managers of the fund’s public equity investments.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

• Performance fee accounts, including the fund, must be included in all standard trading and allocation procedures with all other accounts. • All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee, except as noted in (a)(3) with respect to the portfolio manager of the fund’s private equity investments.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the fund and the Putnam Funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. The Manager’s or Putnam Management’s employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. The Manager, Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another account advised by the Manager, Putnam Management or an affiliate are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Manager and Putnam Management have implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management and the Manager believe that their investment management teams (which may include individuals who manage assets for both Putnam Management and the Manager) should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to Putnam’s Small and Emerging Growth Team (which does not include the manager of the fund’s private equity investments, whose separate compensation arrangements are described below) varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time (as compared to an assigned group of peer portfolios) on a before-tax basis. These criteria are defined as follows:

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam’s incentive compensation program) means being in the top third of the peer group over three and five years.

TH Lee, Putnam Emerging Opportunities Portfolio has not been assigned to a peer group. Accordingly, compensation for members of the Small and Emerging Growth Team who manage the fund’s public equity investments is generally determined, subject to adjustment as described in the next paragraph, by reference to the relative performance of all portfolios managed by the team in accordance with the criteria listed above.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

The compensation of the portfolio manager of the fund’s private equity investments consists of a base salary, a minimum annual bonus award and a portion of incentive fees paid by the fund to the Manager for each fiscal year of the fund in accordance with the terms of the fund’s management contract.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last fiscal year, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Holdings information as of 10/31/07

* Assets in the
fund

Δ Total assets in all Putnam funds

	Year	$0	$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over

Richard Weed	2007	*					Δ

Raymond
Haddad	2007	*				Δ

Frederick Wynn	2007			*		Δ

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Registrant Purchase of Equity Securities

			Total Number of Shares
			Purchased as Part	Maximum Number (or Approximate Dollar
	Total Number of	Average Price Paid	of Publicly Announced	Value) of Shares that May Yet Be Purchased
Period	Shares Purchased	per Share	Plans or Programs	under the Plans or Programs

August 11, 2006 through
November 10, 2006	111,848	$28.99	111,848	-

November 11, 2006 through
February 9, 2007	113,214	$29.07	113,214	-

February 12, 2007 through
May 11, 2007	107,368	$31.48	107,368	-

May 14, 2007 through
August 10, 2007	101,965	$31.32	101,965	-

For the periods prior to October 18, 2007, the fund had a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchase offers were made for at least 5% (but not more than 25%) of its shares in any quarter with the approval of the Trustees. If the number of shares tendered for repurchase exceeded the offering limit, or if the Manager in its discretion elected to limit repurchases to 5% of the fund's shares, the fund repurchased shares on a pro-rata basis, and tendering shareholders did not have all of their tendered shares repurchased by the fund. In connection with the approval of a plan of liquidation for the fund, on October 18, 2007, shareholders of the fund voted to eliminate the quarterly repurchase policy.

On November 10, 2006, the fund received actual redemption requests totaling $6,231,980 or 9.57% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 52.31%, of the shares the shareholder requested be repurchased.

On February 9, 2007, the fund received actual redemption requests totaling $7,872,558 or 11.97% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 41.76% of the shares the shareholder requested be repurchased.

On May 11, 2007, the fund received actual redemption requests totaling $10,618,734 or 15.7% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 31.83% of the shares the shareholder requested be repurchased.

On August 10, 2007, the fund received actual redemption requests totaling $9,018,766 or 14.0% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 35.41% of the shares the shareholder requested be repurchased.

Date Plan
	Announced	Expiration Date
August 11, 2006 through
November 10, 2006	October 10, 2006	November 10, 2006

November 11, 2006 through
February 9, 2007	January 10, 2006	February 9, 2007

February 12, 2007 through	April 11, 2007	May 11, 2007
May 11, 2007

May 14, 2007 through	July 10, 2007	August 10, 2007
August 10, 2007

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported (except as described in the third sentence of this paragraph) within the time periods specified in the Commission's rules and forms

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of the Fund, which incorporates the Codes of Ethics of TH Lee, Putnam Capital Management, LLC and Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TH Lee, Putnam Investment Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Linwood E. Bradford
Linwood E. Bradford
Principal Executive Officer

Date: January 2, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 2, 2008